UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): October 23, 2017  (October 17, 2017)

Asbury Automotive Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

001-31262	01-0609375
(Commission File Number)	(IRS Employer Identification No.)

2905 Premiere Parkway NW Suite 300 Duluth, GA	30097
(Address of principal executive offices)	(Zip Code)

(770) 418-8200
(Registrant's telephone number, including area code)
None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On October 17, 2017, Asbury Automotive Group, Inc. (the “Company”) adopted the Asbury Automotive Group, Inc. Deferred Compensation Plan (the “Plan”), an unfunded deferred compensation plan. Pursuant to the Plan, certain employees of the Company, including the Company’s executive officers (“Plan Participants”), may elect to defer the receipt of a portion of their compensation.
Any amounts deferred under the Plan will be credited to the Plan Participant’s account and treated as invested in investments selected by the Plan Participant from those made available from time to time under the Plan. Each account will be adjusted for any gains or losses attributable to the investments selected by the Plan Participant and each Plan Participant will be 100% vested in his or her deferred compensation and any deemed earnings thereon. The Company will not make any matching or discretionary contributions under the Plan.
Under the Plan, the Company will be obligated to make payment at a future date of the deferred compensation credited to the Plan Participant’s bookkeeping account, adjusted for any gains or losses attributable to the investments selected by the Plan Participant. Distributions under the Plan will be made according to a Plan Participant’s elections and the provisions of the Plan. The deferred compensation obligations will be general unsecured obligations of the Company.
The Plan is intended to conform with the requirements of Section 409A of the Internal Revenue Code of 1986, as amended, and will be administered by the Company’s Investment Committee.
The foregoing description of the Plan is qualified in its entirety by reference to the full text of the Plan document, a copy of which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.
(d)    Exhibits.

The following exhibits are furnished as part of this report.

Exhibit No.	Description

10.1	Asbury Automotive Group, Inc. Deferred Compensation Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASBURY AUTOMOTIVE GROUP, INC.

Date: October 23, 2017	By:	/s/ George A. Villasana
	Name:	George A. Villasana
	Title:	Senior Vice President, General Counsel and Secretary